UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-184881	45-5401931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

880 Third Avenue, 12th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 547-9591

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	RLMD	Nasdaq

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In its Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 12, 2020 (the “Initial Report”) Relmada Therapeutics, Inc. (the “Company”) reported the departure of Dr. Ottavio Vitolo, the Company’s Chief Medical Officer and Head of Research and Development, and the appointment of Dr. Thomas Wessel, the Company’s Executive Vice President, Head of Research and Development effective March 9, 2020. The Current Report on Form 8-K/A amends the Initial Report to provide information about the compensatory arrangements related to the departure of Dr. Vitolo. This Current Report on Form 8-K/A should be read in conjunction with the Initial Report.

On April 1, 2020, Dr. Vitolo, entered into a Separation and Severance Agreement (the “Agreement”) with the Company. Pursuant to the terms of the Agreement, the Company agreed to pay Dr. Vitolo severance of $200,000 in accordance with his employment contract. If Dr. Vitolo elects COBRA continuation coverage under the Company’s group health plan, he shall only be required to pay active employee rates, as in effect from time to time, for six months. At the conclusion of this period, shall be eligible to continue his coverage, pursuant to COBRA, and shall be responsible for the entire COBRA premium for the remainder of the applicable COBRA continuation period. Dr. Vitolo’s options granted under the Company’s 2014 Stock Option and Equity Incentive Plan will continue to vest until September 6, 2020. Dr. Vitolo shall have until March 6, 2021 to exercise his vested options and he shall be allowed to use a cashless exercise provision to exercise his vested options. The Agreement also contains customary confidentiality, release, and non-disparagement provisions, and the Company agreed to pay accrued and unpaid salary, vacation time and attorneys fees totaling approximately $45,000. A copy of the Agreement will be included as an exhibit to the Company’s Form 10-Q for the quarter ended March 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2020	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
	Name:	Sergio Traversa
	Title:	Chief Executive Officer

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